--------------------------------------------------------------------------------
  MAS                                                 ADVISER CLASS PROSPECTUS
---------
MAS FUNDS

                                JANUARY 31, 1999
                          (AS REVISED MARCH 10, 1999)

--------------------------------------------------------------------------------
 Client Services: 1-800-354-8185 Prices and Investment Results: 1-800-522-1525
--------------------------------------------------------------------------------

MAS Funds (the "Fund") is a no-load mutual fund consisting of 30 different investment portfolios, 10 of which are described in this prospectus. Miller Anderson & Sherrerd, LLP (the "Adviser"), a division of Morgan Stanley Dean Witter Investment Management, is the Fund's investment adviser. This prospectus offers Adviser Class Shares of the following portfolios (each a "Portfolio" and collectively the "Portfolios"):

                               EQUITY PORTFOLIOS
                               -----------------
                                     EQUITY
                                 MID CAP GROWTH
                                 MID CAP VALUE
                                SMALL CAP VALUE
                                     VALUE


                            FIXED INCOME PORTFOLIOS
                            -----------------------
                             DOMESTIC FIXED INCOME
                                  FIXED INCOME
                                   HIGH YIELD


                              BALANCED PORTFOLIOS
                              -------------------
                                    BALANCED
                               MULTI-ASSET-CLASS

INVESTMENT ADVISER

MILLER ANDERSON & SHERRERD, LLP


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MORGAN STANLEY DEAN WITTER
--------------------------
INVESTMENT MANAGEMENT            ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------
INVESTMENT SUMMARY
   INVESTOR SUITABILITY, INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
   STRATEGIES, RISKS AND PERFORMANCE ......................................  1
EQUITY PORTFOLIOS
   EQUITY .................................................................  2
   MID CAP GROWTH .........................................................  3
   MID CAP VALUE ..........................................................  4
   SMALL CAP VALUE ........................................................  5
   VALUE ..................................................................  6
FIXED INCOME PORTFOLIOS
   DOMESTIC FIXED INCOME ..................................................  7
   FIXED INCOME ...........................................................  9
   HIGH YIELD ............................................................. 11
BALANCED PORTFOLIOS
   BALANCED ............................................................... 13
   MULTI-ASSET-CLASS ...................................................... 15
IMPORTANT INVESTMENT INFORMATION
   DESCRIPTION OF PRINCIPAL INVESTMENTS ................................... 17
FEES AND EXPENSES OF THE PORTFOLIOS
   SHAREHOLDER FEES AND ANNUAL PORTFOLIO OPERATING EXPENSES ............... 22
PURCHASING SHARES ......................................................... 24
REDEEMING SHARES .......................................................... 25
VALUATION OF SHARES ....................................................... 26
GENERAL SHAREHOLDER INFORMATION
   EXCHANGE PRIVILEGE, DIVIDENDS AND DISTRIBUTIONS, AND TAXES ............. 26
FUND MANAGEMENT
   INFORMATION ABOUT THE ADVISER, THE PORTFOLIO MANAGERS AND THE
   DISTRIBUTOR ............................................................ 28
DISTRIBUTION PLAN ......................................................... 31
YEAR 2000 DISCLOSURE STATEMENT ............................................ 31
FINANCIAL HIGHLIGHTS ...................................................... 32

INVESTMENT SUMMARY

This section explains each Portfolio's:

o Investment Objective
o Principal Investment Strategy
o Principal Risks

   The discussions on the following pages use a number of important investment terms. These terms, printed in BOLD, are explained in the section entitled "Important Investment Information," which follows the individual Portfolio summaries.

   There is more information about the Portfolios in the Statement of Additional Information ("SAI"), which legally is a part of this prospectus. For details about how to obtain the SAI, and other reports and information, see the back cover of this prospectus.

   INVESTOR SUITABILITY

   o The Portfolios may be suitable for you if you are a long-term investor who can accept the risks of investing in the stock and bond markets. In fact, some of the Portfolios strive to meet their investment objectives over an extended period. These Portfolios focus on a market cycle of three to five years. This means that the Portfolios will strive to meet their respective investment objectives within that period without regard to interim market fluctuations.

   o The Portfolios are designed principally for investment by fiduciary investors who are entrusted with the responsibility of investing assets held for the benefit of others.

   o While the Portfolios consider whether their securities transactions will generate distributions taxable at capital gain or ordinary income rates, minimizing such taxes is not a principal investment strategy.

EQUITY PORTFOLIO

OBJECTIVE    The Equity Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH The Portfolio invests primarily in common stocks and other EQUITY SECURITIES of large companies. The Portfolio also makes targeted investments in stocks of small companies and invests to a limited extent in FOREIGN EQUITY SECURITIES. The Adviser may use DERIVATIVES in managing the Portfolio.

PROCESS A team of portfolio managers, organized into "value" and "growth" units, manages the Portfolio. While the Portfolio's overall sector allocation is driven by bottom-up stock selection, the Adviser tries to diversify the Portfolio's investments across market sectors, seeking the best values within each sector. In determining whether securities should be sold, the Adviser considers factors such as high price/earnings ratios and relative valuations.

PRINCIPAL RISKS
The prices of common stocks and other equity securities will rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements. The Portfolio also may be subject to the risks associated with derivatives. The Portfolio's investments in foreign securities are subject to certain risks, including the risks associated with fluctuating currency exchange rates. Please read the section entitled "Important Investment Information" for more information about these risks.


GENERALLY AT LEAST 65% INVESTED IN
EQUITY SECURITIES
--------------------------------------------------------------------------------
EQUITY CAPITALIZATION GENERALLY GREATER
THAN $1 BILLION
--------------------------------------------------------------------------------
BENCHMARK:                                                S&P 500 INDEX
--------------------------------------------------------------------------------
TICKER SYMBOL:                                            NOT AVAILABLE
--------------------------------------------------------------------------------
CUSIP NO.:                                                552-913-345

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
ARDEN C. ARMSTRONG, JAMES J.
JOLINGER, NICHOLAS J. KOVICH, BRIAN
KRAMP, ROBERT J. MARCIN AND
GARY G. SCHLARBAUM

--------------------------------------------------------------------------------
EQUITY PORTFOLIO
--------------------------------------------------------------------------------
Commenced operations on November 14, 1984

28.28%         1989
-0.09%         1990
39.96%         1991
 7.78%         1992
 6.66%         1993
 0.05%         1994
33.02%         1995
20.59%         1996
25.84%         1997
19.67%         1998
--------------------------------------------------------------------------------
HIGH (QUARTER)                LOW (QUARTER)
QUARTER ENDED 12/31/98        QUARTER ENDED 9/30/90
21.34%                        -15.00%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/98)

                           EQUITY PORTFOLIO                 S&P 500 INDEX
--------------------------------------------------------------------------------
One Year                        19.67                           28.57
--------------------------------------------------------------------------------
Five Years                      19.41                           24.06
--------------------------------------------------------------------------------
Ten Years                       17.48                           19.21
--------------------------------------------------------------------------------
Since Inception
11/14/84                        17.26                           18.70

The bar chart and table above show the Portfolio's Institutional Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1, 5, and 10 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The Adviser Class Shares would have had similar annual returns, but returns would have generally been lower as expenses of this class are higher. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

MID CAP GROWTH PORTFOLIO

OBJECTIVE    The Mid Cap Growth Portfolio seeks long-term capital growth.

APPROACH The Portfolio invests primarily in common stocks and other EQUITY SECURITIES having capitalizations in the range of companies included in the S&P MidCap 400 Index. The Adviser particularly focuses on the expectations of stock analysts and invests the Portfolio in stocks of companies that it believes will report earnings growth exceeding analysts' expectations. The Portfolio may invest to a limited extent in FOREIGN EQUITY SECURITIES. The Adviser may use dERIVATIVES in managing the Portfolio.

PROCESS The Adviser uses a quantitative screen to sort stocks based on revisions to analysts' earnings predictions. The Adviser then conducts extensive fundamental research into those companies with the most attractive earnings revisions. Finally, the Adviser evaluates the valuation of the stocks to eliminate from consideration the most overvalued stocks. The Adviser also follows a strict sell discipline. The Portfolio sells stocks when their earnings revision scores fall to unacceptable levels, fundamental research reveals unfavorable trends, or their valuations exceed levels that are reasonable in relation to the stocks' growth prospects.

PRINCIPAL RISKS
The prices of common stocks and other equity securities will rise and fall in response to events that affect entire financial markets or industries, and events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements. Certain market conditions may favor growth stocks or stocks of mid-sized companies, while other conditions may favor value stocks or stocks of larger or smaller companies. Accordingly, a portfolio of mid cap growth stocks may, over certain periods of time, underperform a portfolio of value stocks or stocks of larger or smaller companies. The Portfolio also may be subject to the risks associated with derivatives. The Portfolio's investments in foreign securities are subject to certain risks, including the risks associated with fluctuating currency exchange rates. Please read the section entitled "Important Investment Information" for more information about these risks.


GENERALLY 65% INVESTED IN EQUITY
SECURITIES OF MID CAP COMPANIES
--------------------------------------------------------------------------------
EQUITY CAPITALIZATION GENERALLY MATCHING
THE BENCHMARK (CURRENTLY $500
MILLION TO $6 BILLION)
--------------------------------------------------------------------------------
FOCUS ON GROWTH SECURITIES
--------------------------------------------------------------------------------
BENCHMARK:                                                S&P MIDCAP 400 INDEX
--------------------------------------------------------------------------------
TICKER SYMBOL:                                            MACGX
--------------------------------------------------------------------------------
CUSIP NO.:                                                552-913-436


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
ARDEN C. ARMSTRONG AND DAVID P. CHU

--------------------------------------------------------------------------------
MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
Commenced operations on January 31, 1997

37.00%         1998
--------------------------------------------------------------------------------
HIGH (QUARTER)                LOW (QUARTER)
QUARTER ENDED 12/31/98        QUARTER ENDED 9/30/98
35.89%                        -19.21%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN (as of 12/31/98)

                          MID CAP GROWTH                    S&P MIDCAP
                             PORTFOLIO                      400 INDEX
--------------------------------------------------------------------------------
One Year                       37.00                          19.12
--------------------------------------------------------------------------------
Since Inception
1/31/97                        34.75                          24.37

The bar chart and table above show the Portfolio's Adviser Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

MID CAP VALUE PORTFOLIO

OBJECTIVE    The Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH The Portfolio invests primarily in common stocks and other EQUITY SECURITIES having capitalizations in the range of companies included in the S&P MidCap 400 Index. The Portfolio focuses on stocks that are undervalued based on the Adviser's proprietary measures of value. While VALUE STOCKS typically pay dividends, the Portfolio may purchase stocks that do not pay dividends based on other value characteristics. The Portfolio may invest to a limited extent in FOREIGN EQUITY SECURITIES. The Adviser may use DERIVATIVES in managing the Portfolio.

PROCESS The Adviser continually measures the relative attractiveness of the Portfolio's current holdings against potential purchases, analyzing each security on a fundamental basis. The Portfolio's holdings typically will have lower price/earnings ratios than the average stock included in the S&P MidCap 400 Index. In determining whether securities should be sold, the Adviser considers factors such as high valuations relative to other investment opportunities and deteriorating short or long-term earnings growth projections. Sector weightings normally are kept within 5% of those of the S&P MidCap 400 Index.

PRINCIPAL RISKS
The prices of common stocks and other equity securities will rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements. Certain market conditions may favor value stocks or stocks of mid-sized companies, while other conditions may favor growth stocks or stocks of larger or smaller companies. Accordingly, a portfolio of mid cap value stocks may, over certain periods of time, underperform a portfolio of growth stocks or stocks of larger or smaller companies. The Portfolio also may be subject to the risks associated with derivatives. The Portfolio's investments in foreign securities are subject to certain risks, including the risks associated with fluctuating currency exchange rates. Please read the section entitled "Important Investment Information" for more information about these risks.


GENERALLY AT LEAST 65% INVESTED IN
EQUITY SECURITIES OF MID CAP
COMPANIES
--------------------------------------------------------------------------------
EQUITY CAPITALIZATION GENERALLY MATCHING
THE BENCHMARK (CURRENTLY $500
MILLION TO $6 BILLION)
--------------------------------------------------------------------------------
FOCUS ON VALUE SECURITIES
--------------------------------------------------------------------------------
BENCHMARK:                                                S&P MIDCAP 400
                                                          INDEX
--------------------------------------------------------------------------------
TICKER SYMBOL:                                            NOT AVAILABLE
--------------------------------------------------------------------------------
CUSIP NO.:                                                552-913-337


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
BRADLEY S. DANIELS, WILLIAM B. GERLACH,
CHRIS LEAVY AND GARY G. SCHLARBAUM

--------------------------------------------------------------------------------
MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
Commenced operations on December 30, 1994


32.71%         1995
40.77%         1996
39.58%         1997
16.05%         1998
--------------------------------------------------------------------------------
HIGH (QUARTER)                LOW (QUARTER)
QUARTER ENDED 12/31/98        QUARTER ENDED 9/30/98
22.46%                        -13.80%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/98)

                          MID CAP GROWTH                    S&P MIDCAP
                            PORTFOLIO                       400 INDEX
--------------------------------------------------------------------------------
One Year                      16.05                            19.12
--------------------------------------------------------------------------------
Since Inception
12/30/94                      31.87                            25.20

The bar chart and table above show the Portfolio's Institutional Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1, 5, and 10 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The Adviser Class Shares would have had similar annual returns, but returns would have generally been lower as expenses of this class are higher. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

SMALL CAP VALUE PORTFOLIO (not currently being offered to new investors)

OBJECTIVE    The Small Cap Value Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH The Portfolio invests primarily in common stocks and other EQUITY SECURITIES with equity capitalizations in the range of companies included in the Russell 2000 Index. The Portfolio focuses on stocks that are undervalued based on the Adviser's proprietary measures of value. While VALUE STOCKS typically pay dividends, the Portfolio may purchase stocks that do not pay dividends based on other value characteristics. The Portfolio may invest to a limited extent in FOREIGN EQUITY SECURITIES. The Adviser may use DERIVATIVES in managing the Portfolio.

PROCESS The Adviser continually measures the relative attractiveness of the Portfolio's current holdings against potential purchases, analyzing each security on a fundamental basis. The Portfolio's holdings typically have lower price/earnings and price/book ratios than the stocks in the Russell 2000 Index. In determining whether securities should be sold, the Adviser considers factors such as high valuations relative to other investment opportunities, and deteriorating short or long-term earnings growth projections. The Portfolio will normally keep its sector weightings within 5% of those of the index.

PRINCIPAL RISKS
The prices of common stocks and other equity securities will rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements. Certain market conditions may favor value stocks or stocks of small companies, while other conditions may favor growth stocks or stocks of larger companies. Accordingly, a portfolio of small cap value stocks may, over certain periods of time, underperform a portfolio of growth stocks or stocks of larger companies. The Portfolio also may be subject to the risks associated with derivatives. The Portfolio's investments in foreign securities are subject to certain risks, including the risks associated with fluctuating currency exchange rates. Please read the section entitled "Important Investment Information" for more information about these risks.


GENERALLY AT LEAST 65% INVESTED IN
EQUITIES OF SMALL CAP COMPANIES
--------------------------------------------------------------------------------
EQUITY CAPITALIZATION GENERALLY
MATCHING THE BENCHMARK (CURRENTLY
$100 MILLION TO $2 BILLION)
--------------------------------------------------------------------------------
FOCUS ON VALUE SECURITIES
--------------------------------------------------------------------------------
BENCHMARK:                                                RUSSELL 2000 INDEX
--------------------------------------------------------------------------------
TICKER SYMBOL:                                            NOT AVAILABLE
--------------------------------------------------------------------------------
CUSIP NO.:                                                552-913-261

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
BRADLEY S. DANIELS, WILLIAM B. GERLACH,
CHRIS LEAVY AND GARY G. SCHLARBAUM

--------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
Commenced operations on July 1, 1986

 17.61%        1989
-16.55%        1990
 63.78%        1991
 22.77%        1992
 21.16%        1993
  2.18%        1994
 21.04%        1995
 35.15%        1996
 30.63%        1997
 -1.42%        1998
--------------------------------------------------------------------------------
HIGH (QUARTER)                LOW (QUARTER)
QUARTER ENDED 3/31/91         QUARTER ENDED 9/30/90
31.89%                        -27.20%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN (as of 12/31/98)

                             SMALL CAP                      RUSSELL 2000
                           VALUE PORTFOLIO                     INDEX
--------------------------------------------------------------------------------
One Year                       -1.42                           -2.55
--------------------------------------------------------------------------------
Five Years                     16.57                           11.87
--------------------------------------------------------------------------------
Ten Years                       17.80                           12.92
--------------------------------------------------------------------------------
Since Inception
7/1/86                         13.25                           10.23

The bar chart and table above show the Portfolio's Institutional Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1, 5 and 10 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The Adviser Class Shares would have had similar annual returns, but returns would have generally been lower as expenses of this class are higher. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

VALUE PORTFOLIO

OBJECTIVE    The Value Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH The Portfolio invests primarily in common stocks and other EQUITY SECURITIES with equity capitalizations greater than $1.5 billion. The Portfolio focuses on stocks that are undervalued in comparison with the stock market as a whole, as measured by the S&P 500 Index. While VALUE STOCKS typically pay dividends, the Portfolio may purchase stocks that do not pay dividends based on other value characteristics. The Portfolio may invest in FOREIGN EQUITY SECURITIES to a limited extent. The Adviser may use DERIVATIVES in managing the Portfolio.

PROCESS The Adviser narrows the Portfolio's universe of possible investments through a three part analysis. The Adviser selects stocks having the lowest price/earnings ratios. The Adviser applies fundamental analysis and its investment judgment to determine which of those securities are the most attractive. The Adviser also may favor securities of companies that are in undervalued industries. The Adviser employs a formal sell discipline, under which the Portfolio sells securities when their price/earnings ratios rise.

PRINCIPAL RISKS
   The prices of common stocks and other equity securities will rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements. Certain market conditions may favor value stocks, while other conditions may favor growth stocks. Accordingly, a portfolio of value stocks may, over certain periods of time, underperform a portfolio of growth stocks. The Portfolio also may be subject to the risks associated with derivatives. The Portfolio's investments in foreign securities are subject to certain risks, including the risks associated with fluctuating currency exchange rates. Please read the section entitled "Important Investment Information" for more information about these risks.

GENERALLY AT LEAST 65% INVESTED IN
EQUITIES
--------------------------------------------------------------------------------
EQUITY CAPITALIZATION GENERALLY GREATER
THAN $1.5 BILLION
--------------------------------------------------------------------------------
FOCUS ON VALUE SECURITIES
--------------------------------------------------------------------------------
BENCHMARK:                                                S&P 500 INDEX
--------------------------------------------------------------------------------
TICKER SYMBOL:                                            MPVAX
--------------------------------------------------------------------------------
CUSIP NO.:                                                552-913-451


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
RICHARD M. BEHLER, NICHOLAS J. KOVICH
AND ROBERT J. MARCIN

--------------------------------------------------------------------------------
VALUE PORTFOLIO
--------------------------------------------------------------------------------
Commenced operations on July 17, 1996

22.99%         1997
-3.11%         1998
--------------------------------------------------------------------------------
HIGH (QUARTER)                LOW (QUARTER)
QUARTER ENDED 6/30/97         QUARTER ENDED 9/30/98
14.57%                        -19.10%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN (as of 12/31/98)

--------------------------------------------------------------------------------
                           VALUE PORTFOLIO                  S&P 500 INDEX
--------------------------------------------------------------------------------
One Year                       -3.11                            28.57
--------------------------------------------------------------------------------
Since Inception
7/17/96                        17.15                            33.21

The bar chart and table above show the Portfolio's Adviser Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

DOMESTIC FIXED INCOME PORTFOLIO

OBJECTIVE    The Domestic Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH The Portfolio invests exclusively in U.S. Government securities and other investment grade FIXED INCOME SECURITIES of U.S. issuers, including corporate bonds and MORTGAGE SECURITIES. The Adviser will use futures, swaps and other DERIVATIVES in managing the Portfolio.

PROCESS The Adviser actively manages the maturity and DURATION of the Portfolio in anticipation of long-term trends in interest rates and inflation. Depending on the Adviser's outlook for the economy, interest rates and inflation, the Adviser may lengthen or shorten the Portfolio's average maturity or duration. The portfolio managers as a team determine the Portfolio's overall maturity and duration targets and sector allocations. The portfolio managers then individually select particular securities for the Portfolio in various sectors within those overall guidelines. The Adviser alters the Portfolio's weightings in various sectors based on its perception of value. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

PRINCIPAL RISKS
Market prices of the Portfolio's holdings respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness of individual issuers. Generally, fixed income securities decrease in value as interest rates rise and vice versa. Prices of fixed income securities also generally will fall if an issuer's credit rating declines, and rise if it improves. The prices of mortgage securities may be particularly sensitive to changes in interest rates because of the risk that borrowers will become more or less likely to refinance their mortgages. For example, an increase in interest rates generally will reduce prepayments, effectively lengthening the maturity of some mortgage


100% U.S. ISSUERS
--------------------------------------------------------------------------------
GENERALLY AT LEAST 65% INVESTED IN
FIXED INCOME SECURITIES
--------------------------------------------------------------------------------
80% OF FIXED INCOME SECURITIES RATED
A OR HIGHER (OR EQUIVALENT)
--------------------------------------------------------------------------------
UP TO 20% OF FIXED INCOME SECURITIES
RATED BBB (OR EQUIVALENT)
--------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY GENERALLY
GREATER THAN 5 YEARS
--------------------------------------------------------------------------------
MAY INVEST OVER 50% IN MORTGAGE
SECURITIES
--------------------------------------------------------------------------------
BENCHMARKS:                                               SALOMON BROAD
                                                          INVESTMENT GRADE
                                                          INDEX
--------------------------------------------------------------------------------
TICKER SYMBOL:                                            NOT AVAILABLE
--------------------------------------------------------------------------------
CUSIP NO:                                                 552-913-279


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
THOMAS L. BENNETT, KENNETH B. DUNN
AND RICHARD B. WORLEY

--------------------------------------------------------------------------------
DOMESTIC FIXED INCOME  PORTFOLIO
--------------------------------------------------------------------------------
Commenced operations on September 29, 1987

11.22%         1989
 7.19%         1990
21.54%         1991
 9.12%         1992
13.75%         1993
-3.89%         1994
18.85%         1995
 3.89%         1996
 9.62%         1997
 7.23%         1998
--------------------------------------------------------------------------------
HIGH (QUARTER)                LOW (QUARTER)
QUARTER ENDED 7/30/91         QUARTER ENDED 3/31/92
7.48%                        -2.28%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/98)

                            DOMESTIC FIXED                    SALOMON BROAD
                           INCOME PORTFOLIO              INVESTMENT GRADE INDEX
--------------------------------------------------------------------------------
One Year                        7.23                              8.72
--------------------------------------------------------------------------------
Five Years                      6.88                              7.30
--------------------------------------------------------------------------------
Ten Years                       9.63                              9.31
--------------------------------------------------------------------------------
Since Inception
9/29/87                         9.80                              9.48

The bar chart and table above show the Portfolio's Institutional Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1, 5, and 10 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The Adviser Class Shares would have had similar annual returns, but returns would have generally been lower as expenses of this class are higher. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

securities, and make them subject to more drastic price movements. Because of prepayment issues, it is not possible to predict the ultimate maturity of mortgage securities. The Portfolio also is subject to the risks associated with using derivatives. Please read the section entitled "Important Investment Information" for more information about these risks.

FIXED INCOME PORTFOLIO

OBJECTIVE    The Fixed Income Portfolio seeks above average total return over a market cycle of three to five years.

APPROACH The Portfolio invests in a diversified portfolio of FIXED INCOME SECURITIES, including U.S. Government securities, corporate bonds, MORTGAGE SECURITIES, and to a limited extent, FOREIGN FIXED INCOME SECURITIES. The Portfolio invests primarily in investment grade securities, but also may invest a portion of its assets in HIGH YIELD SECURITIES, also known as "junk bonds." The Adviser will use futures, swaps and other DERIVATIVES in managing the Portfolio.

PROCESS The Adviser actively manages the maturity and DURATION of the Portfolio in anticipation of long-term trends in interest rates and inflation. Depending on the Adviser's outlook for the economy, interest rates and inflation, the Adviser may lengthen or shorten the Portfolio's average maturity or duration. The portfolio managers as a team determine the Portfolio's overall maturity and duration targets and sector allocations. The portfolio managers then individually select particular securities for the Portfolio in various sectors within those overall guidelines. The Adviser alters the Portfolio's weightings in various sectors based on its perception of value. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

PRINCIPAL RISKS
Market prices of the Portfolio's holdings respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness of individual issuers. Generally, fixed income securities decrease in value as interest rates rise and vice versa. Prices of fixed income securities also generally will fall if an issuer's credit rating declines, and rise if it improves.

The prices of mortgage securities may be particularly sensitive to changes in interest rates because of the risk that borrowers will become more or less likely to refinance their mortgages. For example, an increase in

GENERALLY AT LEAST 65% INVESTED IN
FIXED INCOME SECURITIES
--------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY GENERALLY
GREATER THAN 5 YEARS
--------------------------------------------------------------------------------
80% INVESTMENT GRADE SECURITIES
--------------------------------------------------------------------------------
UP TO 20% HIGH YIELD SECURITIES
--------------------------------------------------------------------------------
MAY INVEST OVER 50% IN MORTGAGE
SECURITIES
--------------------------------------------------------------------------------
BENCHMARKS:                                               SALOMON BROAD
                                                          INVESTMENT GRADE
                                                          INDEX
--------------------------------------------------------------------------------
TICKER SYMBOL:                                            MFXAX
--------------------------------------------------------------------------------
CUSIP NO:                                                 552-913-444
--------------------------------------------------------------------------------
PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
THOMAS L. BENNETT, KENNETH B. DUNN
AND RICHARD B. WORLEY

--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
Commenced operations on November 7, 1996

9.34%          1997
6.63%          1998
--------------------------------------------------------------------------------
HIGH (QUARTER)                LOW (QUARTER)
QUARTER ENDED 6/30/97         QUARTER ENDED 3/31/97
3.98%                         -0.17%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN (as of 12/31/98)

                           FIXED INCOME                     SALOMON BROAD
                            PORTFOLIO                    INVESTMENT GRADE INDEX
--------------------------------------------------------------------------------
One Year                      6.63                              8.72
--------------------------------------------------------------------------------
Since Inception
11/7/96                       7.72                              8.62

The bar chart and table above show the Portfolio's Adviser Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

interest rates generally will reduce prepayments, effectively lengthening the maturity of some mortgage securities, and making them subject to more drastic price movements. Because of prepayment issues, it is not possible to predict the ultimate maturity of mortgage securities.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions.

The Portfolio also is subject to the risks of investing in derivatives and, to a limited extent, foreign fixed income securities. Foreign fixed income securities may be denominated in foreign currencies, which will fluctuate in value relative to the U.S. dollar. The Portfolio may use derivatives to hedge some or all of the risks associated with foreign currencies. Certain hedging strategies or instruments may not be available or practical in certain markets or under certain conditions. Hedging the Portfolio's currency risks involves certain risks, including the possibility of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency. Please read the section entitled "Important Investment Information" for more information about these risks.

HIGH YIELD PORTFOLIO

OBJECTIVE    The High Yield Portfolio seeks above average total return over a market cycle of three to five years.

APPROACH The Portfolio invests primarily in HIGH YIELD SECURITIES (commonly referred to as "junk bonds"). The Portfolio also may invest in other FIXED INCOME SECURITIES, including U.S. Government securities, investment grade corporate bonds and, to a limited extent, MORTGAGE SECURITIES. The Portfolio may invest to a limited extent in FOREIGN FIXED INCOME SECURITIES, including EMERGING MARKET SECURITIES. The Adviser will use futures, swaps and other DERIVATIVES in managing the Portfolio.

PROCESS The Adviser uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Portfolio's overall structure, sector allocation and desired maturity. The Adviser emphasizes securities of companies that have strong industry positions and favorable outlooks for cash flow and asset values. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. The Portfolio maintains a high level of diversification to minimize its exposure to the risks associated with any particular issuer. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

PRINCIPAL RISKS
Market prices of the Portfolio's fixed income securities holdings respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness of individual issuers. The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to changes in the issuer's financial health, although changes in market interest rates also will affect prices. Generally, fixed income securities decrease in value as interest rates rise and vice versa. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions.


AVERAGE WEIGHTED MATURITY GENERALLY
GREATER THAN 5 YEARS
--------------------------------------------------------------------------------
GENERALLY AT LEAST 65% INVESTED IN
HIGH YIELD SECURITIES
--------------------------------------------------------------------------------
BENCHMARK:                                              SALOMON HIGH YIELD INDEX
--------------------------------------------------------------------------------
TICKER SYMBOL:                                          NOT AVAILABLE
--------------------------------------------------------------------------------
CUSIP NO.                                               552-913-428
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
ROBERT E. ANGEVINE, THOMAS L.
BENNETT AND STEPHEN F. ESSER

--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------
Commenced operations on January 31, 1997

2.83%          1998
--------------------------------------------------------------------------------
HIGH (QUARTER)                LOW (QUARTER)
QUARTER ENDED 12/31/98        QUARTER ENDED 9/30/98
5.08%                         -6.36%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN (as of 12/31/98)

                           HIGH YIELD                       SALOMON HIGH
                           PORTFOLIO                        YIELD INDEX
--------------------------------------------------------------------------------
One Year                     2.83                               3.61
--------------------------------------------------------------------------------
Since Inception
1/31/97                      8.41                               8.26

The bar chart and table above show the Portfolio's Adviser Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The Portfolio also is subject to the risks associated with using derivatives. Foreign fixed income securities may be denominated in foreign currencies, which will fluctuate in value relative to the U.S. dollar. The Portfolio may use derivatives to hedge some or all of the risks associated with foreign currencies. Certain hedging strategies or instruments may not be available or practical in certain markets or under certain conditions. Hedging the Portfolio's currency risks involves certain risks, including the possibility of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency. Please read the section entitled "Important Investment Information" for more information about these risks.

BALANCED PORTFOLIO

OBJECTIVE       The Balanced Portfolio seeks above average total return over a market cycle of three to five years.

APPROACH The Portfolio invests in a mix of EQUITY and FIXED INCOME SECURITIES. The Portfolio normally invests 45-75% of its assets in equity securities and 25-55% of its assets in fixed income securities. The Portfolio may invest up to 25% of its assets in FOREIGN EQUITY and FOREIGN FIXED INCOME SECURITIES, including EMERGING MARKET SECURITIES. Equity securities generally will be issued by larger corporations. Fixed income securities will include U.S. Government securities, corporate bonds, MORTGAGE SECURITIES, HIGH YIELD SECURITIES (commonly called "junk bonds") and foreign fixed income securities. The Adviser will use futures, swaps and other DERIVATIVES in managing the Portfolio.

PROCESS The Adviser determines the Portfolio's equity and fixed income investment strategies separately and then determines the mix of those strategies that will maximize the return available from both the stock and bond markets, based on proprietary valuation disciplines and analysis. The Adviser evaluates international economic developments in determining the amount to invest in foreign securities. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flows and other fundamentals, as well as high valuations relative to the Portfolio's investment universe.

PRINCIPAL RISKS The prices of common stocks and other equity securities will rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.

                Market prices of the Portfolio's fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness of individual issuers. The prices of mortgage securities may be particularly sensitive to changes in interest rates because of the risk that borrowers will become more or less likely to refinance their mortgages. For example, an increase in interest rates generally will reduce prepayments, effectively lengthening the maturity of some mortgage securities, and make them subject to more drastic price movements. Because of prepayment issues, it is not possible to predict the ultimate maturity of mortgage securities.

                The Portfolio is subject to the risks of investing in foreign securities. News and events unique to a country or region will affect those markets and their issuers, yet may have little or no effect on the U.S. economy or similar issuers located in the United States. Emerging market countries are generally considered to be less economically mature than developed nations. Emerging market

GENERALLY 45-75% INVESTED IN EQUITIES,
25-55% IN FIXED INCOME SECURITIES
--------------------------------------------------------------------------------
AT LEAST 25% INVESTED IN SENIOR FIXED
INCOME SECURITIES
--------------------------------------------------------------------------------
UP TO 25% INVESTED IN FOREIGN EQUITY
AND FOREIGN FIXED INCOME SECURITIES
--------------------------------------------------------------------------------
UP TO 10% INVESTED IN BRADY BONDS
(A TYPE OF EMERGING MARKET FIXED
INCOME SECURITY)
--------------------------------------------------------------------------------
EQUITY CAPITALIZATION GENERALLY GREATER
THAN $1 BILLION
--------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY OF FIXED
INCOME SECURITIES GENERALLY GREATER
THAN 5 YEARS
--------------------------------------------------------------------------------
BENCHMARK:                                                WEIGHTED BLEND OF
                                                          QUARTERLY RETURNS OF

                                                          60% S&P 500 INDEX

                                                          40% SALOMON BROAD
                                                          INVESTMENT GRADE
                                                          INDEX
--------------------------------------------------------------------------------
TICKER SYMBOL:                                            MBAAX
--------------------------------------------------------------------------------
CUSIP NO.                                                 552-913-394


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
THOMAS L. BENNETT, BARTON M. BIGGS,
GARY G. SCHLARBAUM, HORACIO A.
VALEIRAS AND RICHARD B. WORLEY
countries may be more likely to experience political turmoil or rapid changes in economic conditions, and issuers in those countries may be in more precarious financial condition. These characteristics can cause securities in emerging market countries to experience significant price volatility. Brady Bonds are subject to certain risks, including the risk of default by the issuer.

Many of the Portfolio's foreign securities will be denominated in a foreign currency. Brady Bonds also may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. The Adviser may, in its discretion, use derivatives and other techniques to hedge currency risks. However, the Adviser cannot guarantee that it will succeed in doing so. Certain hedging strategies or instruments may not be available or practical in certain markets or under certain conditions. Hedging the Portfolio's currency risks involves certain risks, including the possibility of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions.

At various times, equity securities may perform better or worse than fixed income securities. There is a risk that the Portfolio could invest too much or too little in an asset class, which could adversely affect the Portfolio's overall performance.

The Portfolio also is subject to the risks of using derivatives. Please read the section entitled "Important Investment Information" for more information about these risks.

--------------------------------------------------------------------------------
BALANCED PORTFOLIO
--------------------------------------------------------------------------------
Commenced operations on November 1, 1996

19.26%         1997
15.09%         1998
--------------------------------------------------------------------------------
HIGH (QUARTER)                LOW (QUARTER)
QUARTER ENDED 12/31/98        QUARTER ENDED 9/30/98
12.08%                        -6.81%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN (as of 12/31/98)

                                                 SALOMON BROAD         60/40
                    BALANCED       S&P 500         INVESTMENT         BLENDED
                    PORTFOLIO       INDEX          GRADE INDEX         INDEX*
--------------------------------------------------------------------------------
One Year              15.09         28.57             8.72             21.24
--------------------------------------------------------------------------------
Since Inception
11/1/96               17.67         31.59             8.86             22.59

*The 60/40 Blended Index is an unmanaged index comprised of 60% S&P 500 Index and 40% Salomon Broad Investment Grade Index.

The bar chart and table above show the Portfolio's Adviser Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

MULTI-ASSET-CLASS PORTFOLIO

OBJECTIVE    The Multi-Asset-Class Portfolio seeks above average total return over a market cycle of three to five years.

APPROACH The Portfolio seeks to invest in a combination of asset classes that do not move in tandem with each other in order to improve potential return and control the Portfolio's overall risk. The Portfolio invests in EQUITY SECURITIES and FIXED INCOME SECURITIES of U.S. and foreign issuers, including EMERGING MARKET SECURITIES, in accordance with the Adviser's target allocation among certain asset classes. The Portfolio's equity securities generally will be issued by larger corporations. Fixed income securities will include U.S. Government securities, foreign government securities, corporate bonds, MORTGAGE SECURITIES and HIGH YIELD SECURITIES (commonly called "junk bonds"). The Portfolio's neutral position is generally 50% domestic equity securities, 24% domestic fixed income securities, 14% foreign equity securities, 6% foreign fixed income securities and 6% high yield securities. The Adviser will use futures, swaps and other DERIVATIVES in managing the Portfolio.


GENERALLY AT LEAST 65% INVESTED IN
ISSUERS LOCATED IN AT LEAST 3 COUNTRIES,
INCLUDING THE U.S.
--------------------------------------------------------------------------------
EQUITY CAPITALIZATION GENERALLY GREATER
THAN $1 BILLION
--------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY OF FIXED
INCOME SECURITIES GENERALLY GREATER
THAN 5 YEARS
BENCHMARK:                                              A WEIGHTED BLEND OF
                                                        QUARTERLY RETURNS OF
                                                        50% S&P 500 INDEX
                                                        14% MSCI EAFE-GDP
                                                        WEIGHTED INDEX
                                                        24% SALOMON BROAD
                                                        INVESTMENT GRADE
                                                        INDEX
                                                        6% SALOMON WORLD
                                                        GOVERNMENT BOND
                                                        EX-U.S. INDEX
                                                        6% SALOMON HIGH
                                                        YIELD INDEX
--------------------------------------------------------------------------------
TICKER SYMBOL:                                          NOT AVAILABLE
--------------------------------------------------------------------------------
CUSIP NO.                                               552-913-634
--------------------------------------------------------------------------------
PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
THOMAS L. BENNETT, BARTON M. BIGGS,
J. DAVID GERMANY, GARY G. SCHLARBAUM,
ANN D. THIVIERGE, HORACIO A. VALEIRAS,
AND RICHARD B. WORLEY.

--------------------------------------------------------------------------------
MULTI-ASSET-CLASS PORTFOLIO
--------------------------------------------------------------------------------
Commenced operations on July 29, 1994

24.62%         1995
15.93%         1996
17.48%         1997
13.87%         1998
--------------------------------------------------------------------------------
HIGH (QUARTER)                LOW (QUARTER)
QUARTER ENDED 12/31/98        QUARTER ENDED 9/30/98
12.82%                        -8.64%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN (as of 12/31/98)

                                             SALOMON BROAD MSCI EAFE-GDP
                  MULTI-ASSET-CLASS  S&P 500  INVESTMENT     WEIGHTED    BLENDED
                      PORTFOLIO       INDEX   GRADE INDEX     INDEX      INDEX*
--------------------------------------------------------------------------------
One Year                13.87         28.57      8.72         26.71      22.05
--------------------------------------------------------------------------------
Since Inception
7/29/94                 15.69         27.65      8.76         10.58      18.57

* The Blended Index is an unmanaged index comprised of 50% S&P 500 Index, 24% Salomon Broad Investment Grade Index, 14% MSCI EAFE-GDP Weighted Index, 6% Salomon High Yield Index and 6% Salomon World Government Bond Ex-U.S. Index.

  The bar chart and table above show the Portfolio's Institutuional Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The Adviser Class Shares would have similar annual returns, but returns would have generally been lower as expenses of this class are higher. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

PROCESS The Adviser makes strategic judgments based on proprietary measures used to compare the relative risks and returns of stock and bond markets around the world. The Adviser's asset allocation team sets the target exposures for domestic and international equity and fixed income securities, high yield securities and cash, depending on the Adviser's appraisal of the relative attractiveness of each type of investment. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flows and other fundamentals, as well as high valuations relative to the Portfolio's investment universe.

PRINCIPAL RISKS The prices of common stocks and other equity securities will rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.

                Market prices of the Portfolio's fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness of individual issuers. The prices of mortgage securities may be particularly sensitive to changes in interest rates because of the risk that borrowers will become more or less likely to refinance their mortgages. For example, an increase in interest rates generally will reduce prepayments, effectively lengthening the maturity of some mortgage securities, and make them subject to more drastic price movements. Because of prepayment issues, it is not possible to predict the ultimate maturity of mortgage securities.

                The Portfolio is subject to the risks of investing in foreign securities. News and events unique to a country or region will affect those markets and their issuers, yet may have little or no effect on the U.S. economy or similar issuers located in the United States. Emerging market countries are generally considered to be less economically mature than developed nations. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions, and issuers in those countries may be in a more precarious financial condition. These characteristics can cause securities in emerging market countries to experience significant price volatility.

                Many of the Portfolio's foreign securities will be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. The Adviser may use derivatives and other techniques to manage these risks. However, the Adviser cannot guarantee that it will succeed in doing so. Certain hedging strategies or instruments may not be available or practical in certain markets or under certain conditions. Hedging the Portfolio's currency risks involves certain risks, including the possibility of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

                The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions.

                At various times, some asset classes will perform better or worse than others. There is a risk that the Portfolio could invest too much or too little in particular asset classes, which could adversely affect the Portfolio's overall performance.

                The Portfolio also is subject to the risks of using derivatives. Please read the section entitled "Important Investment Information" for more information about these risks.

IMPORTANT INVESTMENT INFORMATION

                Each Portfolio involves the risk that an investor may lose money. Some of the Portfolios may actively trade their securities to achieve their investment objectives. High levels of portfolio turnover are likely to lead to increased transaction costs and possible tax consequences. Nonetheless, short-term trading activities represented by high portfolio turnover rates are not incompatible with these Portfolios' stated objectives of achieving long-term capital appreciation or other multi-year goals, in that short-term trading can lead to gains that ultimately will increase the value of the investor's shares.

                The following section describes the principal types of investments that various Portfolios may make and some of the risks associated with those investments. More information about these investments and risks is contained in the Statement of Additional Information.

                EQUITY SECURITIES
                Equity securities include common stock, preferred stock, convertible securities, ADRs, rights, warrants and shares of investment companies. Equity securities in which the Portfolios may invest may be publicly traded on securities exchanges or over-the-counter. The Portfolios also may invest in securities that are not publicly traded. These securities may be more difficult to sell than other equity securities and their value may fluctuate more dramatically than other securities. Each Portfolio may purchase shares of other investment companies subject to limits imposed by the Investment Company Act of 1940 ("1940 Act") and any other applicable law.

                Equity securities are subject to the risk that prices will fluctuate in response to events affecting particular issuers, or entire industries or markets. Smaller companies are subject to additional risks because they may have more limited markets and financial resources, narrower product lines or lack of depth of management. Smaller companies' securities also may be less liquid, and subject to more abrupt or erratic price movements. ADRs are U.S. dollar-denominated securities that represent claims to shares of foreign stocks. The Fund treats ADRs as U.S. securities for purposes of foreign investment limitations.

                Growth stocks generally are characterized by higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate stock market index. Value stocks are those stocks that are deemed by the Adviser to be undervalued relative to the stock market in general as measured by the appropriate market index, based on value characteristics such as price/earnings and price/book ratios. Value stocks are generally dividend paying common stocks. However, non-dividend paying stocks may also be selected for their value characteristics.

                FIXED INCOME SECURITIES
                Fixed income securities include a wide variety of investments, such as U.S. Government securities; securities issued by federal or federally sponsored agencies ("agencies"); corporate bonds; asset-backed securities; mortgage securities; high yield securities; municipal bonds; loan participations and assignments; zero coupon bonds; convertible securities; Yankee bonds; repurchase agreements; commercial paper; and cash equivalents.

                Fixed income securities generally are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The value of a fixed income security typically moves in the opposite direction of prevailing interest rates: if rates rise, the value of a fixed income security falls; if rates fall, the value increases. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rateor in the credit ratings of the issuers. Certain types of fixed income securities, such as inverse floaters, are designed to respond differently to changes in interest rates.

                Certain fixed income securities pay a floating or variable rate of interest. The interest rates on these securities will vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The variation in the interest rate may enable an investor to trade a floating or variable rate security at par on a daily or periodic basis. Some obligations carry a demand feature permitting the holder to tender them back to the issuer or to a third party at par value before maturity. If the demand feature is an obligation of a foreign entity, it will be subject to certain risks described in the section below entitled "Foreign Securities."

                Some fixed income securities may be called (redeemed by the issuer) prior to final maturity. The risk of holding a callable security is that if it is called, a Portfolio may have to reinvest the proceeds at a lower rate of interest.

   DURATION The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. A Portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a Portfolio with a higher average duration.

   MORTGAGE Mortgage securities are subject to the risk that as interest rates fall, borrowers will refinance their mortgages, resulting in prepayment of principal. A Portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these principal payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of a Portfolio's mortgage securities, resulting in greater price volatility.

   HIGH YIELD   Fixed income securities that are not investment grade are
   SECURITIES   commonly referred to as junk bonds or high yield, high risk securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less credit worthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

YANKEE BONDS    Yankee bonds are U.S.-dollar denominated fixed income
                instruments issued by foreign governments and corporations and sold in the United States. They are considered U.S. securities for purposes of the Portfolios' investment policies (except for the Domestic Fixed Income Portfolio).

                FOREIGN SECURITIES
                While many of the characteristics and risks of foreign equity and fixed income securities are similar to those of domestic securities, investing in foreign securities involves certain additional risks. Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. companies. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolios' investments in those countries. There also can be difficulty obtaining and enforcing judgments in foreign countries.

                Foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolios must convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use certain derivatives to offset this risk. The risks of hedging currency risk are described in the section below entitled "Derivatives and Other Investments." The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

  EMERGING      Investing in emerging market securities enhances the risks of
    MARKET      foreign investing. The risk of political or social upheaval,
SECURITIES      expropriation, and restrictive controls on foreign investors'
                ability to repatriate capital is greater in emerging markets.
                Emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, there may be few publicly traded securities, and the market may be dominated by a few issuers or sectors. Fixed income securities issued by emerging markets issuers are more likely to be considered equivalent to risky high yield securities. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments in their securities by foreign investors. Brady Bonds are debt obligations created as part of the restructuring of commercial bank loans to entities in emerging market countries. Brady Bonds may be collateralized or not, and may be issued in various currencies (most are U.S.-dollar denominated).

                DERIVATIVES AND OTHER INVESTMENTS
                The Portfolios may use derivatives to pursue portfolio strategies and objectives. Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives include futures, options, forward contracts, swaps, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBS"), and structured notes. Derivatives sometimes offer the most economical way of pursuing a particular investment strategy, limiting certain risks or enhancing potential returns.

                Certain derivative instruments are publicly traded on exchanges or over-the-counter, while others are privately negotiated. The Portfolios may enter into public or private over-the-counter derivatives transactions with counterparties that meet the Fund's requirements for credit quality and collateral. A Portfolio will not use derivatives to increase a Portfolio's level of risk above the level that could be achieved using only traditional investment securities. A Portfolio will not use derivatives as an indirect way of investing in assets that it cannot, as a matter of policy, invest in directly. Forward contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. The Portfolios may use futures to gain exposure to an entire market(e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates. Portfolios investing in fixed income securities will use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings. If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If a Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price. The Portfolios may enter into swap transactions which are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices and commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Structured investments are units representing an interest in assets held in a trust that is not an investment company as defined in the 1940 Act. The trust may pay a return based on the income it receives from those assets, or it may pay a return based on a specified index.

   RISKS OF     The primary risks of derivatives are: (i) changes in the market
DERIVATIVES     value of securities held by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. See the Statement of Additional Information for more about the risks of different types of derivatives.

                The amount that a Portfolio may invest in futures and options depends on the type of portfolio. The limitations are as follows:

                Any Fixed Income Portfolio may enter into futures contracts and options on futures contracts for bona fide hedging purposes to an unlimited extent. It also can enter into futures contracts and options thereon for other purposes, provided that no more than 5% of the Portfolio's total assets at the time of the transaction are required as margin and option premiums to secure the Portfolio's obligations under such contracts.

                Any Equity Portfolio or Balanced Portfolio may enter into futures contracts subject to the limitation that it cannot incur obligations to purchase securities under futures and options contracts in excess of 50% of the Portfolio's total assets. It also is subject to the limit that no more than 5% of the Portfolio's total assets at the time of the transaction may be required as margin and option premiums to secure the Portfolio's obligations under futures contracts and options thereon entered into for purposes other than bona fide hedging.

                Each Portfolio may invest in certain derivatives, such as forwards, futures, options and mortgage derivatives as well as when-issued securities which require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause a Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. A Portfolio in that position could be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

MORTGAGE        CMOs and SMBS are derivatives based on mortgage securities. CMOs
DERIVATIVES     are issued in a number of series (known as "tranches"), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called "IOs") or principal only (called "POs").
                Both CMOs and SMBS are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than that experienced by mortgage securities generally, depending on whether the payments are predominantly based on principal or interest paid on the underlying mortgages. In addition, the yield to maturity of IOs and POs is extremely sensitive to prepayment levels. As a result, a high rate of prepayments can have a material effect on a Portfolio's yield to maturity and could cause a Portfolio to lose money on the investment.

                When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in certain fixed income securities for temporary defensive purposes. See the Statement of Additional Information for more information about the types of fixed income securities in which the Portfolios may invest. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolios' performance. Consistent with their investment policies, the Portfolios also will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

   FEES AND EXPENSES OF THE PORTFOLIOS




ANNUAL PORTFOLIO
OPERATING
EXPENSES
(expenses that are
deducted from Portfolio
assets)

                                                                                             TOTAL
                                                                                           ANNUAL FUND
                                                MANAGEMENT     DISTRIBUTION     OTHER       OPERATING
                                                   FEES        (12b-1) FEES    EXPENSES     EXPENSES

   EQUITY PORTFOLIO                               .500%           0.25%         .110%*      .860%
--------------------------------------------------------------------------------------------------------
   MID CAP GROWTH
    PORTFOLIO                                     .500%           0.25%         .116%       .866%
--------------------------------------------------------------------------------------------------------
   MID CAP VALUE
    PORTFOLIO                                     .750%           0.25%         .154%*     1.154%
--------------------------------------------------------------------------------------------------------
   SMALL CAP VALUE
    PORTFOLIO                                     .750%           0.25%         .110%*     1.110%
--------------------------------------------------------------------------------------------------------
   VALUE PORTFOLIO                                .500%           0.25%         .097%       .847%
--------------------------------------------------------------------------------------------------------
   DOMESTIC FIXED
    INCOME PORTFOLIO                              .375%           0.25%         .142%*      .767%**
--------------------------------------------------------------------------------------------------------
   FIXED INCOME PORTFOLIO                         .375%           0.25%         .108%       .733%
--------------------------------------------------------------------------------------------------------
   HIGH YIELD PORTFOLIO                           .375%           0.25%         .121%       .746%
--------------------------------------------------------------------------------------------------------
   BALANCED PORTFOLIO                             .450%           0.25%         .136%       .836%
--------------------------------------------------------------------------------------------------------
   MULTI-ASSET-CLASS
    PORTFOLIO                                     .650%           0.25%         .174%*     1.074%**

   Total Annual Fund Operating Expenses reflected in the table above may be higher than the expenses actually deducted from portfolio assets because of the effect of expense offset arrangements.
 * Other expenses are based on estimated amounts for the current year.
** The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolios so that total expenses will not exceed the rates shown in the table below. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.


                      TOTAL ANNUAL FUND OPERATING EXPENSES
                    AFTER MAS WAIVER/REIMBURSEMENT & OFFSETS
-------------------------------------------------------------
   DOMESTIC FIXED INCOME PORTFOLIO           .750%
-------------------------------------------------------------
   MULTI-ASSET-CLASS PORTFOLIO              1.030%
-------------------------------------------------------------


The Securities and Exchange Commission (the "Commission") requires all funds to disclose in the table to the right the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The Portfolios do not charge any sales loads or similar fees when you purchase or redeem shares.

   FEES AND EXPENSES OF THE PORTFOLIOS (CONTINUED)




EXAMPLE

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.

                                                           EXAMPLE

                                                            1 YEAR     3 YEARS      5 YEARS    10 YEARS
EQUITY PORTFOLIO                                             $ 88        $274         $477      $1,061
------------------------------------------------------------------------------------------------------
MID CAP GROWTH PORTFOLIO                                     $ 88        $276         $480      $1,068
------------------------------------------------------------------------------------------------------
MID CAP VALUE PORTFOLIO                                      $118        $367         $635      $1,402
------------------------------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO                                    $113        $353         $612      $1,352
------------------------------------------------------------------------------------------------------
VALUE PORTFOLIO                                              $ 86        $270         $470      $1,045
------------------------------------------------------------------------------------------------------
DOMESTIC FIXED INCOME PORTFOLIO                              $ 78        $245         $426      $  951
------------------------------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO                                       $ 75        $234         $408      $  910
------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                         $ 76        $238         $415      $  926
------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO                                           $ 85        $267         $464      $1,032
------------------------------------------------------------------------------------------------------
MULTI-ASSET-CLASS PORTFOLIO                                  $110        $342         $592      $1,310

PURCHASING SHARES

Adviser Class Shares are available to clients of the Adviser with combined investments of $500,000 and corporations or other institutions, such as trusts, foundations or broker-dealers, who have a contractual arrangement with the Fund or its Distributor and who purchase shares for the accounts of others (Shareholder Organizations).

Adviser Class Shares of each portfolio may be purchased at the net asset value per share (NAV) next determined after we receive your purchase order.

   INITIAL PURCHASE
            BY MAIL

You may open an account, subject to acceptance by MAS Funds, by completing and signing an Account Registration Form provided by Client Services ("Client Services") and mailing it to MAS Funds c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868 together with a check payable to MAS Funds.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

   INITIAL PURCHASE
            BY WIRE

You may purchase Adviser Class Shares of each portfolio by wiring Federal Funds to Chase. You should forward a completed Account Registration Form to Client Services in advance of the wire. For all portfolios, notification must be given to Client Services at 1-800-354-8185 prior to the determination of NAV. See the section below entitled "Valuation of Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to Chase using the following wire instructions:

              The Chase Manhattan Bank
              1 Chase Manhattan Plaza
              New York, NY 10081
              ABA #021000021
              DDA #910-2-734143
              Attn: MAS Funds Subscription Account
              Ref: (Portfolio Name, Account Number, Account Name)

    ADDITIONAL
   INVESTMENTS

You may make additional investments in Adviser Class Shares (minimum additional investment $1,000) at the NAV by mailing a check (payable to MAS Funds) to Client Services at the address noted under Initial Purchase by Mail or by wiring Federal Funds to Chase as outlined above.

   OTHER PURCHASE
   INFORMATION

We may suspend the offering of shares, or any class of shares, of any Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. We may waive the minimum initial and additional investment amounts in certain cases.

Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for shares will not be issued except if you request them in writing. Certificates for fractional shares, however, will not be issued.

REDEEMING SHARES

You may redeem shares of each Portfolio by mail, or, if authorized, by telephone at no charge. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption.

   BY MAIL

Each Portfolio will redeem shares at the NAV next determined after the request is received in good order. Requests should be addressed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

To be in good order, redemption requests must include the following documentation:

(a) The share certificates, if issued;

(b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(c) Any required signature guarantees. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Please contact Client Services for further details; and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

   BY TELEPHONE

If you have authorized the Telephone Redemption Option on the Account Registration Form, you may request a redemption of shares by calling Client Services at 1-800-354-8185 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares by telephone if you hold share certificates for those shares.

   BY FACSIMILE

Written requests in good order for redemptions, exchanges and transfers may be forwarded to the Fund via facsimile at (610) 940-5284. If you make a request via facsimile, you must call Client Services to ensure that the Fund properly received your instructions. The original request must be promptly mailed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

We will ordinarily pay redemption proceeds within three business days after receipt of your request. We may suspend the right of redemption or postpone the date of redemption at times when the New York Stock Exchange ("NYSE"), the Custodian, or the Fund is closed or under any emergency circumstances.

In certain cases, we may determine that it is in the best interest of other shareholders not to pay redemption proceeds in cash. We may pay you partly or entirely by distributing to you readily marketable securities held by the portfolio from which you are redeeming. You may incur brokerage charges when you sell those securities.

   VALUATION OF SHARES

   We determine the NAV of the following portfolios at the following times on each day the portfolio(s) is open for business:

   [ ] Equity Portfolios as of the close of the NYSE (normally 4:00 p.m. Eastern
       Time).

   [ ] Fixed Income Portfolios as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern Time).

   [ ] Balanced and Multi-Asset-Class Portfolios as of the later of the close of the NYSE or one hour after the close of the bond markets.

   Each Portfolio values its securities at market value. When no quotations are readily available for securities or when the value of securities has been materially affected by events occurring after the close of the market, we will determine the value for those securities in good faith at fair value using methods approved by the Board of Trustees.

   The NAV of Adviser Class Shares may differ from that of other classes because of class-specific expenses that each class may pay, the distribution fees charged to Adviser Class Shares and the shareholder servicing fees charged to Investment Class Shares.

   The Fund is closed for business on weekends and the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The value of certain portfolio securities may change on a day when you can't purchase or redeem shares because some portfolios invest in foreign securities that trade on days when the Fund is closed.

   GENERAL SHAREHOLDER INFORMATION

Exchange
Privilege

   You may exchange each Portfolio's Adviser Class Shares for Adviser Class Shares of the Fund's other Portfolios based on their respective NAVs. The exchange privilege is only available with respect to Portfolios offering Adviser Class Shares that are qualified for sale in your state of residence. We charge no fee for exchanges. You should send exchange requests to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868, or by facsimile with a follow-up phone call. Exchange requests can also be made by telephone, provided the telephone redemption option has been authorized. We reserve the right to change the terms or conditions of the exchange privilege upon sixty days' notice.

   Frequent trading by shareholders can disrupt management of a Portfolio and raise its expenses. Therefore, we may not accept any request for an exchange when we think the exchange privilege is being used as a tool for market timing, and we may bar a shareholder who trades excessively from making further purchases for an indefinite period.

DIVIDENDS
& DISTRIBUTIONS

   The Portfolios normally distribute substantially all of their net investment income to shareholders as follows:


PORTFOLIO                                               QUARTERLY    ANNUALLY
------------------------------------------------------------------------------
EQUITY                                                      X
------------------------------------------------------------------------------
MID CAP GROWTH                                                          X
------------------------------------------------------------------------------
MID CAP VALUE                                                           X
------------------------------------------------------------------------------
SMALL CAP VALUE                                             X
------------------------------------------------------------------------------
VALUE                                                       X
------------------------------------------------------------------------------
DOMESTIC FIXED INCOME                                       X
------------------------------------------------------------------------------
FIXED INCOME                                                X
------------------------------------------------------------------------------
HIGH YIELD                                                  X
------------------------------------------------------------------------------
BALANCED                                                    X
------------------------------------------------------------------------------
MULTI-ASSET-CLASS                                           X

If any net gains are realized from the sale of underlying securities, the portfolios normally distribute the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the portfolio unless you elect otherwise. If you want to change how your dividends are paid you must notify MAS Funds in writing.

TAXES

Income dividends you receive will be taxable as ordinary income, whether you receive them in cash or in additional shares. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such portfolios from U.S. corporations. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets.

Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes. The Portfolios may be able to pass through to you for foreign tax credit purposes the amount of foreign income taxes that they paid.

Distributions paid in January but declared by a portfolio in October, November or December of the previous year are taxable to you in the previous year.

Exchanges and redemptions of shares in a Portfolio are taxable events.

   FUND MANAGEMENT

ADVISER

   The Investment Adviser to the Fund, Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser"), is a Pennsylvania limited liability partnership founded in 1969. The Adviser is wholly owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co. (MSDW), and is a division of Morgan Stanley Dean Witter Investment Management. The Adviser is located at One Tower Bridge, West Conshohocken, PA 19428-0868. The Adviser provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 1998, Morgan Stanley Dean Witter Investment Management had in excess of $163 billion in assets under management.

   The Adviser makes investment decisions for the Fund's portfolios and places each portfolio's purchase and sales orders. Each portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The following table shows the Adviser's annual contractual and actual rates of compensation for the Fund's 1998 fiscal year.


                                           CONTRACTUAL            FY 1998
                                           COMPENSATION           ACTUAL
                                              RATE           COMPENSATION RATE
   -----------------------------------------------------------------------------
   EQUITY PORTFOLIO                          .500                 .500
   -----------------------------------------------------------------------------
   MID CAP GROWTH PORTFOLIO                  .500                 .500
   -----------------------------------------------------------------------------
   MID CAP VALUE PORTFOLIO                   .750                 .750
   -----------------------------------------------------------------------------
   SMALL CAP VALUE PORTFOLIO                 .750                 .750
   -----------------------------------------------------------------------------
   VALUE PORTFOLIO                           .500                 .500
   -----------------------------------------------------------------------------
   DOMESTIC FIXED INCOME PORTFOLIO*          .375                 .361
   -----------------------------------------------------------------------------
   FIXED INCOME PORTFOLIO                    .375                 .375
   -----------------------------------------------------------------------------
   HIGH YIELD PORTFOLIO                      .375                 .375
   -----------------------------------------------------------------------------
   BALANCED PORTFOLIO                        .450                 .450
   -----------------------------------------------------------------------------
   MULTI-ASSET-CLASS PORTFOLIO*              .650                 .608

  * The Adviser is voluntarily waiving a portion of its fee and/or reimbursing certain expenses for the Domestic Fixed Income Portfolio and the Multi-Asset-Class Portfolio to keep Total Operating Expenses from exceeding .750% and 1.030%, respectively.

Portfolio
 Managers


   A description of the business experience during the past five years for each of the investment professionals who are primarily responsible for the day-to-day management of the Fund's portfolios is as follows:

   ROBERT E. ANGEVINE, Principal, MSDW, joined Morgan Stanley Dean Witter Investment Management Inc. in 1988 as a Fixed Income Portfolio Manager. He joined the management team for the High Yield Portfolio in 1996.

   ARDEN C. ARMSTRONG, Managing Director, MSDW, joined MAS in 1986. She joined the management team for the Mid Cap Growth Portfolio in 1990, the Growth Portfolio in 1993 and the Equity Portfolio in 1994.

   RICHARD M. BEHLER, Principal, MSDW, joined MAS in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management. He joined the management team for the Value Portfolio in 1996.

   THOMAS L. BENNETT, Managing Director, MSDW, joined MAS in 1984. He joined the management team for the Fixed Income Portfolio in 1984, the Domestic Fixed Income Portfolio in 1987, the High Yield Portfolio in 1985, the Fixed Income II Portfolio in 1990, the Special Purpose Fixed Income and Balanced Portfolios in 1992, the Multi-Asset-Class Portfolio in 1994, the Balanced Plus Portfolio in 1996 and the Multi-Market Fixed Income Portfolio in 1997.

   BARTON M. BIGGS, Managing Director of MSDW since 1975, Chairman of Morgan Stanley Dean Witter Investment Management Inc. since 1980 and a director of Morgan Stanley Group, Inc. He is also a director and chairman of various registered investment companies to which Morgan Stanley Dean Witter Investment Management, Inc. and certain of its affiliates provide investment advisory services. He joined the management teams for the Balanced, Balanced Plus and Multi-Asset Class Portfolios in 1999.

   DAVID P. CHU, Vice President, MSDW, joined MAS in 1998. He served as Senior Equity Analyst from 1992 to 1997 and as Co-Portfolio Manager in 1997 for NationsBank and its subsidiary, TradeStreet Investment Associates. He joined the management team for the Mid Cap Growth Portfolio in 1998.

   BRADLEY S. DANIELS, Principal, MSDW, joined MAS in 1985. He joined the management team for the Small Cap Value Portfolio in 1986 and the Mid Cap Value Portfolio in 1994.

   KENNETH B. DUNN, Managing Director, MSDW, joined MAS in 1987. He joined the management team for the Fixed Income and the Domestic Fixed Income Portfolios in 1987, the Fixed Income II Portfolio in 1990, the Mortgage-Backed Securities and Special Purpose Fixed Income Portfolios in 1992 and the Multi-Market Fixed Income Portfolio in 1997.

   STEPHEN F. ESSER, Managing Director, MSDW, joined MAS in 1988. He joined the management team for the High Yield Portfolio in 1989 and the Multi-Market Fixed Income Portfolio in 1997.

   WILLIAM B. GERLACH, Principal, MSDW, joined MAS in 1991. He served as a Research Associate from 1991 to 1996 and has served as an Equity Portfolio Manager since 1996. He joined the management team for the Small Cap Value and Mid Cap Value Portfolios in 1996.

   J. DAVID GERMANY, Managing Director, MSDW, joined MAS in 1991. He joined the management team for the Global Fixed Income and International Fixed Income Portfolios in 1993, the Multi-Asset-Class Portfolio in 1994, the Balanced Plus Portfolio in 1996 and the Multi-Market Fixed Income Portfolio in 1997.

   FUND MANAGEMENT (CONTINUED)

   JAMES J. JOLINGER, Principal, MSDW, joined MAS in 1994. He served as an Equity Analyst from 1994 to 1997, and has served as an Equity Portfolio Manager and Director of Research since 1997. He joined the management team for the Equity Portfolio in 1997.

   NICHOLAS J. KOVICH, Managing Director, MSDW, joined MAS in 1988. He joined the management team for the Equity Portfolio in 1994 and the Value Portfolio in 1997.

   BRIAN KRAMP, Vice President, Morgan Stanley, joined MAS in 1997. He served as Analyst/Portfolio Manager for Meridian Asset Management and its successor, CoreStates Investment Advisors from 1985 to 1997. He joined the management team for the Equity Portfolio in 1998.

   CHRIS LEAVY, Vice President, MSDW, joined MAS in 1997. He served as a Portfolio Manager for Capitoline Investment Services from 1995 to 1997; a Portfolio Manager for Premier Trust Company from 1994 to 1995; and as a Research Analyst for Leavy Investment Management from 1993 to 1994. He joined the management team for the Mid Cap Value and Small Cap Value Portfolio in 1998.

   ROBERT J. MARCIN, Managing Director, MSDW, joined MAS in 1988. He joined the management team for the Value Portfolio in 1990 and the Equity Portfolio in 1994.

   GARY G. SCHLARBAUM, Managing Director, MSDW; Director, MAS Fund Distribution, Inc.; joined MAS in 1987. He joined the management team for the Equity and Small Cap Value Portfolios in 1987, the Growth Portfolio in 1993, the Balanced Portfolio in 1992 and the Multi-Asset-Class and Mid Cap Value Portfolios in 1994.

   ANN D. THIVIERGE, Managing Director, MSDW, joined Morgan Stanley Dean Witter Investment Management Inc. in 1986, and has been a member of its asset allocation committee since 1991. She joined the management team for the Multi-Asset-Class Portfolio in 1999.

   HORACIO A. VALEIRAS, Managing Director, MSDW, joined MAS in 1992. He joined the management team for the International Equity Portfolio in 1992, the Emerging Markets Value Portfolio in 1993, the Multi-Asset-Class Portfolio in 1994 and the Balanced Portfolio in 1996.

   RICHARD B. WORLEY, Managing Director, MSDW, joined MAS in 1978. He joined the management team for the Fixed Income Portfolio in 1984, the Domestic Fixed Income Portfolio in 1987, the Fixed Income II Portfolio in 1990, the Balanced and Special Purpose Fixed Income Portfolios in 1992, the Global Fixed Income and International Fixed Income Portfolios in 1993 the Multi-Asset-Class Portfolio in 1994, the Balanced Plus Portfolio in 1996 and the Multi-Market Fixed Income Portfolio in 1997. Mr. Worley has also served as the President of Morgan Stanley Dean Witter Investment Management since 1998.

DISTRIBUTOR

   Shares of the Fund are distributed exclusively through MAS Fund Distribution, Inc., a wholly-owned subsidiary of the Adviser.

   DISTRIBUTION PLAN

   The Fund has adopted a Plan of Distribution for each Portfolio's Adviser Class Shares pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Under the Plan, each Portfolio pays the Distributor a monthly distribution fee at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Adviser Class Shares. The Distributor may keep any or all of this fee as compensation for its services in connection with distributing Adviser Class Shares or providing shareholder or account maintenance services. The Distributor also may use this fee to pay financial intermediaries, plan fiduciaries, and investment professionals, including the Adviser, for providing distribution support services, and/or account maintenance services to shareholders (including, when applicable, any underlying beneficial owners) of Adviser Class Shares.

   YEAR 2000 DISCLOSURE STATEMENT

   The management and distribution services that the Adviser and Distributor provide to the Fund depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser and Distributor have been actively working on necessary changes to their own computer systems to deal with the year 2000 problem and expect that their systems will be adapted before that date. There can be no assurance, however, that they will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Adviser and Distributor are monitoring their remedial efforts, however, there can be no assurance that they and the services they provide will not be adversely affected.

   In addition, it is possible that the markets for securities in which the portfolios invest may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the portfolios' investments may be adversely affected.

   FINANCIAL HIGHLIGHTS

   The following financial highlights tables are intended to help you understand the financial performance of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). This information has been extracted from the Fund's financial statements which were audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are incorporated by reference into the Fund's Statement of Additional Information and are included in the Fund's September 30, 1998 Annual Report to Shareholders.

   The Adviser Class Shares of the Small Cap Value, Domestic Fixed Income and Multi-Asset-Class Portfolios had not commenced operations as of September 30, 1998, therefore Institutional Class Share information is provided to investors for informational purposes only and should be referred to as a historical guide to a portfolio's operations and expenses. Past performance does not indicate future results.


                                       NET GAINS                     DIVIDEND
                NET ASSET              OR LOSSES                   DISTRIBUTIONS     CAPITAL GAIN
                  VALUE-     NET      ON SECURITIES  TOTAL FROM        (NET         DISTRIBUTIONS
                BEGINNING INVESTMENT (REALIZED AND   INVESTMENT      INVESTMENT     (REALIZED NET        OTHER           TOTAL
                OF PERIOD   INCOME     UNREALIZED)   ACTIVITIES       INCOME)       CAPITAL GAINS)   DISTRIBUTIONS    DISTRIBUTIONS
EQUITY PORTFOLIO (COMMENCEMENT OF ADVISER CLASS OPERATIONS 1/16/98)
1998             $20.50     $0.10      ($0.09)        $0.01          ($0.09)              --              --             ($0.09)

MID CAP GROWTH PORTFOLIO (COMMENCEMENT OF ADVISER CLASS OPERATIONS 01/31/97)
1998             $21.81    ($0.03)      $0.20         $0.17              --           ($3.43)             --             ($3.43)
1997              17.04     (0.02)       4.79          4.77              --               --              --                 --

MID CAP VALUE PORTFOLIO (COMMENCEMENT OF ADVISER CLASS OPERATIONS 7/17/98)
1998             $21.82     $0.01      ($3.71)       ($3.70)             --               --              --                 --

SMALL CAP VALUE PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS 7/01/86)
1998             $24.97     $0.16      ($4.33)       ($4.17)         ($0.14)          ($3.29)             --             ($3.43)
1997              19.64      0.15        8.39          8.54           (0.11)           (3.10)             --              (3.21)
1996              18.28      0.18        3.62          3.80           (0.20)           (2.24)             --              (2.44)
1995              17.67      0.19        2.49          2.68           (0.14)           (1.93)             --              (2.07)
1994              17.55      0.16        1.14          1.30           (0.24)           (0.94)             --              (1.18)

VALUE PORTFOLIO (COMMENCEMENT OF ADVISER CLASS OPERATIONS 07/17/96)
1998             $20.35     $0.29      ($3.38)       ($3.09)         ($0.32)          ($1.81)             --             ($2.13)
1997+++           15.61      0.30        5.74          6.04           (0.27)           (1.03)             --              (1.30)
1996              14.11      0.01        1.49          1.50             --                --              --                 --

DOMESTIC FIXED INCOME PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS 9/30/87)
1998             $11.27     $0.73       $0.32         $1.05          ($0.79)          ($0.13)             --             ($0.92)
1997              10.89      0.74        0.33          1.07           (0.67)           (0.02)             --              (0.69)
1996              11.03      0.56       (0.09)         0.47           (0.57)              --           (0.04)#            (0.61)
1995               9.87      0.52        0.87          1.39           (0.23)              --              --              (0.23)
1994              11.99      0.94       (1.23)        (0.29)          (0.95)           (0.73)          (0.15)#            (1.83)

                               [RE-STUBBED TABLE]

                  NET ASSET           NET ASSSETS-   RATIO OF      RATIO OF
                   VALUE-               END OF       EXPENSES     NET INCOME    PORTFOLIO
                   END OF    TOTAL      PERIOD      TO AVERAGE    TO AVERAGE     TURNOVE
                   PERIOD   RETURN**  (THOUSANDS)   NET ASSETS+   NET ASSETS      RATE
EQUITY PORTFOLIO (COMMENCEMENT OF ADVISER CLASS OPERATIONS 1/16/98)
1998              $20.42   (0.02%)     $   373        0.88%*         0.65%*        77%

MID CAP GROWTH PORTFOLIO (COMMENCEMENT OF ADVISER CLASS OPERATIONS 01/31/97)
1998              $18.55    1.79%      $51,058        0.87%         (0.25%)       172%
1997               21.81   27.99         1,200        0.88*         (0.41)*       134

MID CAP VALUE PORTFOLIO (COMMENCEMENT OF ADVISER CLASS OPERATIONS 7/17/98)
1998              $18.12  (16.96%)      $4,919        1.24%*         0.25%*       213%

SMALL CAP VALUE PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS 7/01/86)
1998              $17.37   18.34%     $716,729        0.86%          0.71%        163%
1997               24.97   49.81       897,396        0.86           0.70         107
1996               19.64   24.00       585,457        0.86           0.99         145
1995               18.28   18.39       430,368        0.87           1.20         119
1994               17.67    8.04       308,156        0.88           0.91         162

VALUE PORTFOLIO (COMMENCEMENT OF ADVISER CLASS OPERATIONS 07/17/96)
1998              $15.13  (16.66%)    $325,272        0.85%          1.52%         56%
1997+++            20.35   40.87       201,253        0.90           1.63          46
1996               15.61   10.63        15,493        0.86*          1.66*         53

DOMESTIC FIXED INCOME PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS 9/30/87)
1998              $11.40    9.83%      $76,042        0.51%++        6.32%        145%
1997               11.27   10.20        96,954        0.51++         6.48         217
1996               10.89    4.41        95,362        0.52++         5.73         168
1995               11.03   14.33        36,147        0.51++         6.80         313
1994                9.87   (2.87)       36,521        0.50++         7.65          78

                                                      NET GAINS                   DIVIDEND
                           NET ASSET                  OR LOSSES                 DISTRIBUTIONS    CAPITAL GAIN
                             VALUE-       NET       ON SECURITIES    TOTAL FROM     (NET         DISTRIBUTIONS
                           BEGINNING   INVESTMENT   (REALIZED AND    INVESTMENT   INVESTMENT     (REALIZED NET          OTHER
                           OF PERIOD     INCOME      UNREALIZED)     ACTIVITIES     INCOME)      CAPITAL GAINS)      DISTRIBUTIONS
FIXED INCOME PORTFOLIO (COMMENCEMENT OF ADVISER CLASS OPERATIONS 11/07/96)
1998+++                     $12.22       $0.75        $0.14            $0.89       ($0.71)         ($0.17)                 --
1997+++                      12.04        0.70         0.20             0.90        (0.59)          (0.13)                 --

HIGH YIELD PORTFOLIO (COMMENCEMENT OF ADVISER CLASS OPERATIONS 01/31/97)
1998+++                     $10.15       $0.83       ($0.93)          ($0.10)      ($0.80)         ($0.26)                 --
1997+++                       9.39        0.56         0.59             1.15        (0.39)             --                  --

BALANCED PORTFOLIO (COMMENCEMENT OF ADVISER CLASS OPERATIONS 11/01/96)
1998+++                     $15.30       $0.44       ($0.12)           $0.32       ($0.47)         ($1.72)                 --
1997                         14.05        0.42         2.60             3.02        (0.38)          (1.39)                 --

MULTI-ASSET-CLASS PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS 7/29/94)
1998+++                     $13.64       $0.38       ($0.45)          ($0.07)      ($0.34)         ($1.49)                 --
1997+++                      12.28        0.38         2.57             2.95        (0.51)          (1.08)                 --
1996                         11.34        0.46         1.05             1.51        (0.42)          (0.15)                 --
1995                          9.97        0.44         1.33             1.77        (0.40)             --                  --
1994                         10.00        0.07        (0.10)           (0.03)          --              --                  --




                               [RE-STUBBED TABLE]

                                           NET ASSET             NET ASSETS-    RATIO OF      RATIO OF
                                             VALUE-                END OF       EXPENSES     NET INCOME   PORTFOLIO
                               TOTAL         END OF     TOTAL      PERIOD      TO AVERAGE    TO AVERAGE   TURNOVER
                            DISTRIBUTIONS    PERIOD    RETURN**  (THOUSANDS)   NET ASSETS+   NET ASSETS     RATE
FIXED INCOME PORTFOLIO (COMMENCEMENT OF ADVISER CLASS OPERATIONS 11/07/96)
1998+++                       ($0.88)        $12.23      7.63%    $131,303         0.73%        6.22%       121%
1997+++                        (0.72)         12.22      7.79       76,683         0.77*++      6.50*       179

HIGH YIELD PORTFOLIO (COMMENCEMENT OF ADVISER CLASS OPERATIONS 01/31/97)
1998+++                       ($1.06)         $8.99     (1.37%)    $10,236         0.75%        8.55%        75%
1997+++                        (0.39)         10.15     12.63        4,327         0.78*        8.68*        96

BALANCED PORTFOLIO (COMMENCEMENT OF ADVISER CLASS OPERATIONS 11/01/96)
1998+++                       ($2.19)        $13.43      2.49%     $24,654         0.84%        3.11%       100%
1997                           (1.77)         15.30     23.82       27,366         0.85*++      3.24*       145

MULTI-ASSET-CLASS PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS 7/29/94)
1998+++                       ($1.83)        $11.74     (0.46%)   $165,039         0.78%++      2.98%       107%
1997+++                        (1.59)         13.64     26.50      173,155         0.74++       3.07        141
1996                           (0.57)         12.28     13.75       29,558         0.58++       3.82        122
1995                           (0.40)         11.34     18.28       96,839         0.58++       4.56        112
1994                              --           9.97     (0.30)      51,877         0.58*++      4.39*        20

NOTES TO THE FINANCIAL HIGHLIGHTS

 *Annualized
**Total return figures for partial years are not annualized.
 #Represents distribution in excess of net realized gains.
 +For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets for the following portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be as follows for the respective periods.

   PORTFOLIO                                      1995        1996         1997        1998
   Equity                                          --          --           --         0.82
   Mid Cap Value                                   --          --           --         1.17*
   Mid Cap Growth                                  --          --         0.86*        0.84
   Value                                           --        0.85*        0.89         0.84
   Domestic Fixed Income                         0.50        0.50         0.50         0.50
   Fixed Income                                    --          --         0.76*        0.72
   High Yield                                      --          --         0.76*        0.73
   Balanced                                        --          --         0.84*        0.82
   Multi-Asset-Class                             0.58        0.58         0.74         0.78
   Small Cap Value                               0.87        0.86         0.86         0.86

++ For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep total operating expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the voluntarily waived and reimbursed expenses totaled the below listed amounts.

               VOLUNTARILY WAIVED AND/OR REIMBURSED EXPENSES FOR:

   PORTFOLIO                         1994        1995         1996        1997         1998
   Domestic Fixed Income             0.03%       0.09         0.01        0.01         0.01
   Fixed Income                        --          --           --        0.01*          --
   Balanced                            --          --           --        0.03*          --
   Multi-Asset-Class                 0.26*       0.14         0.08        0.08         0.04

+++Per share amounts for the years ended September 30, 1997 and September 30, 1998, are based on average shares outstanding.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

--MAS------------------------------------------------ADVISER CLASS PROSPECTUS---
  ---------
  MAS FUNDS













                                JANUARY 31, 1999
                          (AS REVISED MARCH 10, 1999)

                              TRUSTEES OF THE FUND
                              --------------------

     Thomas L. Bennett, Chairman            Thomas L. Gerrity
     Joseph P. Healey                       Joseph J. Kearns
     C. Oscar Morong, Jr.                   Vincent R. McLean

                              OFFICERS OF THE FUND
                              --------------------

     James D. Schmid, President             John H. Grady, Jr., Secretary
     Lorraine Truten, Vice President        Richard J. Shoch, Compliance Officer
     James A. Gallo, Treasurer

In addition to this prospectus, the Fund has a Statement of Additional Information ("SAI"), dated January 31, 1999, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this prospectus and, therefore, legally forms a part of this prospectus.

The Fund publishes annual and semi-annual reports ("Shareholder Reports") which contain additional information about each Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year.

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at the toll-free number below. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-800-SEC-0330);
(2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-03980.

MAS FUNDS

ONE TOWER BRIDGE, WEST CONSHOHOCKEN, PA 19428-0868.
FOR SHAREHOLDER INQUIRIES, CALL CLIENT SERVICES AT 1-800-354-8185. PRICES AND INVESTMENT RESULTS ARE AVAILABLE AT 1-800-522-1525.


MORGAN STANLEY DEAN WITTER
-----------------------------------------
I N V E S T M E N T   M A N A G E M E N T

ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428

--------------------------------------------------------MAS---------------------
                                                     ---------
                                                     MAS FUNDS








                                                 _______________________________
                                                        ADVISER CLASS PROSPECTUS
                                                                JANUARY 31, 1999
                                                     (As Revised March 10, 1999)
                                                 _______________________________

















                                    MORGAN STANLEY DEAN WITTER
                             ----------------------------------------
                             I N V E S T M E N T  M A N A G E M E N T

ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185